EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main

ROVI CORPORATION REPORTS FIRST QUARTER FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (GLOBE NEWSWIRE)—May 3, 2012—Rovi Corporation (NASDAQ: ROVI) announced today that it had first quarter 2012 revenues of $175.0 million, compared to $152.7 million for the first quarter of 2011.  Revenues and results from continuing operations exclude the results of the Roxio software business which was sold on February 1, 2012, and have been reclassified to discontinued operations.  First quarter GAAP net loss was $4.6 million, compared to net income of $17.0 million in the first quarter of 2011.  First quarter 2012 GAAP net loss per common share was $0.04, compared to net income per common share of $0.15 for the first quarter of 2011.

On a non-GAAP Adjusted Pro Forma basis, first quarter 2012 revenues were $175.0 million, compared with $177.6 million for the first quarter of 2011.  Adjusted Pro Forma Income was $61.0 million in the first quarter of 2012, compared to $68.4 million in the first quarter of 2011.  Adjusted Pro Forma Income per common share for the first quarter of 2012 was $0.56, compared to $0.58 for the first quarter of 2011.  Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are defined below, in the section entitled Non-GAAP or Adjusted Pro Forma Information.  Reconciliations between GAAP pro forma and Adjusted Pro Forma results from operations are provided in the tables below.

“I am pleased with the successes achieved across our business in the first quarter,” said Tom Carson, President and CEO of Rovi.  “We added and renewed some very important licensing agreements that we believe bode well for Rovi’s future.”

“We continue to expect our Adjusted Pro Forma Revenue for the full calendar year 2012 to range between $755 million and $785 million and expect our full year Adjusted Pro Forma Income Per Common Share to range between $2.35 and $2.65,” added James Budge, Chief Financial Officer of Rovi.

Non-GAAP or Adjusted Pro Forma Information
Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

Adjusted Pro Forma and GAAP pro forma measures assume the Sonic Solutions business combination and the Roxio software business disposition both occurred on January 1, 2010. Adjusted Pro Forma Income is defined as GAAP pro forma income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps and caps and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income and taking into account the benefit of the convertible debt call option when it allows the Company to purchase shares of its own stock at a price below what those shares could be purchased for in the open market.

The Company’s management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and caps, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its convertible debt.  Management includes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and is excluded from

GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather than allow this dilution to occur.  This convertible debt call option was exercised in August 2011.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does. Reconciliations between historical pro forma and Adjusted Pro Forma results of operations are provided in the tables below.

Dial-in Information
Rovi Corporation will hold an investor conference call at 4:30 p.m. Eastern time on May 3, 2012.  Investors and analysts interested in participating in the conference are welcome to call 877-941-6006 (or international +1-480-629-9861) and reference the Rovi call.

The conference call can also be accessed via live webcast at www.rovicorp.com on May 3, 2012 at 4:30 p.m. Eastern time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through August 3, 2012 and can be accessed by calling 800-406-7325 (or international +1 303-590-3030) and entering passcode 4531562#. A replay of the audio webcast will be available on Rovi Corporation’s website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation’s website until our next quarterly earnings call.

About Rovi Corporation
Rovi Corporation is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. The company also provides extensive entertainment discovery solutions for television, movies, music and photos to its customers in the consumer electronics, cable and satellite, entertainment and online distribution markets. These solutions, complemented by industry leading entertainment data, create the connections between people and technology, and enable them to discover and manage entertainment in an enjoyable form.

Rovi holds over 5,100 issued or pending patents worldwide and is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, China, Luxembourg, and the United Kingdom. More information about Rovi can be found at www.rovicorp.com.

All statements contained herein, including the quotations attributed to Mr. Carson and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2012 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

# # #

Investor Contact:

James Budge
Rovi Corporation
+1 (408) 562-8400

Chris Keller
Rovi Corporation
+1 (408) 562-8400

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended
	March 31,
	2012	2011

Revenues	$174,991	$152,741

Costs and expenses:
Cost of revenues	29,787	22,736
Research and development	44,451	31,182
Selling, general and administrative	43,560	44,257
Depreciation	5,398	4,659
Amortization of intangible assets	27,599	24,024
Restructuring and asset impairment charges	1,372	2,082
Total costs and expenses	152,167	128,940

Operating income from continuing operations	22,824	23,801
Interest expense	(12,148)	(12,986)
Interest income and other, net	1,610	1,984
Debt modification expense	(4,464)	-
(Loss) gain on interest rate swaps and caps, net	(104)	85
Loss on debt redemption	(1,758)	(9,070)

Income from continuing operations before income taxes	5,960	3,814
Income tax expense (benefit)	4,572	(14,392)
Income from continuing operations, net of tax	1,388	18,206
Discontinued operations, net of tax	(5,997)	(1,171)
Net (loss) income	$(4,609)	$17,035

Basic earnings per share:
Basic earnings per share from continuing operations	$0.01	$0.17
Basic loss per share from discontinued operations	(0.05)	(0.01)
Basic net (loss) income per share	$(0.04)	$0.16

Shares used in computing basic net earnings per share	107,532	108,339

Diluted earnings per share:
Diluted earnings per share from continuing operations	$0.01	$0.16
Diluted loss per share from discontinued operations	(0.05)	(0.01)
Diluted net (loss) income per share	$(0.04)	$0.15

Shares used in computing diluted net earnings per share	108,269	116,434

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	March 31, 2012	December 31, 2011
Current assets:
Cash and cash equivalents	$643,961	$136,780
Short-term investments	262,862	283,433
Trade accounts receivable, net	145,486	126,752
Taxes receivable	3,209	2,976
Deferred tax assets, net	38,195	32,152
Prepaid expenses and other current assets	30,086	15,056
Assets held for sale	-	20,344
Total current assets	1,123,799	617,493
Long-term marketable investment securities	66,164	65,267
Property and equipment, net	44,005	43,203
Finite-lived intangible assets, net	787,416	815,049
Other assets	37,606	41,610
Goodwill	1,363,985	1,364,145
Total assets	$3,422,975	$2,946,767
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$90,945	$107,037
Deferred revenue	14,913	16,460
Current portion of long-term debt	39,100	25,500
Liabilities held for sale	-	5,445
Total current liabilities	144,958	154,442
Taxes payable, less current portion	68,279	63,980
Long-term debt, less current portion	1,435,542	969,598
Deferred revenue, less current portion	3,108	4,041
Long-term deferred tax liabilities, net	43,862	36,267
Other non current liabilities	23,165	25,687
Total liabilities	1,718,914	1,254,015

Stockholders’ equity:
Common stock	124	123
Treasury stock	(494,488)	(482,479)
Additional paid-in capital	2,143,084	2,114,402
Accumulated other comprehensive loss	(1,069)	(313)
Retained earnings	56,410	61,019
Total stockholders’ equity	1,704,061	1,692,752
Total liabilities and stockholders' equity	$3,422,975	$2,946,767

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	March 31, 2012			March 31, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service providers	$79,354	$-	$79,354	$72,843	$-	$72,843
CE manufacturers	75,669	-	75,669	82,880	-	82,880
Other	19,968	-	19,968	21,907	-	21,907
Total revenues	174,991	-	174,991	177,630	-	177,630
Costs and expenses:
Cost of revenues (2)	29,787	(1,332)	28,455	25,750	(672)	25,078
Research and development (3)	44,451	(6,618)	37,833	36,825	(5,388)	31,437
Selling, general and administrative (4)	43,560	(10,224)	33,336	52,249	(12,621)	39,628
Depreciation (5)	5,398	-	5,398	4,900	-	4,900
Amortization of intangible assets	27,599	(27,599)	-	27,917	(27,917)	-
Restructuring and asset impairment charges	1,372	(1,372)	-	2,082	(2,082)	-
Total costs and expenses	152,167	(47,145)	105,022	149,723	(48,680)	101,043
Operating income from continuing operations	22,824	47,145	69,969	27,907	48,680	76,587
Interest expense (6)	(12,148)	6,189	(5,959)	(12,978)	8,932	(4,046)
Interest income and other, net	1,610	-	1,610	1,798	-	1,798
Debt modification expense	(4,464)	4,464	-	-	-	-
(Loss) gain on interest rate swaps and caps, net (7)	(104)	104	-	85	(85)	-
Loss on debt redemption	(1,758)	1,758	-	(9,070)	9,070	-
Income from continuing operations before income taxes	5,960	59,660	65,620	7,742	66,597	74,339
Income tax expense (8)	4,572	21	4,593	9,510	(3,563)	5,947
Income (loss) from continuing operations, net of tax	$1,388	$59,639	$61,027	$(1,768)	$70,160	$68,392
Diluted income (loss) per share from continuing operations	$0.01		$0.56	$(0.02)		$0.58
Shares used in computing diluted net earnings per share (9)	108,269	-	108,269	111,418	5,619	117,037

(1) GAAP Pro Forma financial information for the 2012 period is the same as our GAAP results; no adjustments have been made to the GAAP results since they are comparative with prior quarter's pro forma results. GAAP Pro Forma financial information for the 2011 period has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic and sale of Roxio Consumer Software business had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		March 31, 2012	March 31, 2011
Equity based compensation		$(1,332)	$(641)
Transition and integration costs		-	(31)
Total adjustment		$(1,332)	$(672)
(3) Adjustments to research and development consist of the following:
		March 31, 2012	March 31, 2011
Equity based compensation		$(6,618)	$(4,241)
Transition and integration costs		-	(1,147)
Total adjustment		$(6,618)	$(5,388)
(4) Adjustments to selling, general and administrative consist of the following:
		March 31, 2012	March 31, 2011
Equity based compensation		$(10,224)	$(8,420)
Transition and integration costs		-	(4,201)
Total adjustment		$(10,224)	$(12,621)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2011 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	June 30, 2011			September 30, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service providers	$74,449	$-	$74,449	$74,464	$-	$74,464
CE manufacturers	85,607	-	85,607	87,629	-	87,629
Other	18,920	-	18,920	19,796	-	19,796
Total revenues	178,976	-	178,976	181,889	-	181,889
Costs and expenses:
Cost of revenues (2)	26,482	(1,343)	25,139	28,931	(1,467)	27,464
Research and development (3)	41,810	(8,099)	33,711	43,928	(8,879)	35,049
Selling, general and administrative (4)	49,865	(14,937)	34,928	47,359	(13,382)	33,977
Depreciation (5)	5,074	-	5,074	5,134	-	5,134
Amortization of intangible assets	28,804	(28,804)	-	27,787	(27,787)	-
Restructuring and asset impairment charges	14,838	(14,838)	-	1,911	(1,911)	-
Total costs and expenses	166,873	(68,021)	98,852	155,050	(53,426)	101,624
Operating income from continuing operations	12,103	68,021	80,124	26,839	53,426	80,265
Interest expense (6)	(14,178)	7,933	(6,245)	(13,610)	7,444	(6,166)
Interest income and other, net	1,122	-	1,122	855	-	855
Loss on interest rate swaps and caps, net (7)	(697)	697	-	(845)	845	-
Loss on debt redemption	(348)	348	-	-	-	-
(Loss) income from continuing operations before income taxes	(1,998)	76,999	75,001	13,239	61,715	74,954
Income tax expense (8)	4,990	1,010	6,000	6,809	(813)	5,996
(Loss) income from continuing operations, net of tax	$(6,988)	$75,989	$69,001	$6,430	$62,528	$68,958
Diluted (loss) income per share from continuing operations	$(0.06)		$0.60	$0.06		$0.62
Shares used in computing diluted net earnings per share (9)	110,992	4,031	115,023	111,897	(359)	111,538

(1) GAAP Pro Forma financial information has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic and sale of Roxio Consumer Software business had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		June 30, 2011	September 30, 2011
Equity based compensation		$(870)	$(1,205)
Transition and integration costs		(473)	(262)
Total adjustment		$(1,343)	$(1,467)
(3) Adjustments to research and development consist of the following:
		June 30, 2011	September 30, 2011
Equity based compensation		$(5,453)	$(5,494)
Transition and integration costs		(2,646)	(3,385)
Total adjustment		$(8,099)	$(8,879)
(4) Adjustments to selling, general and administrative consist of the following:
		June 30, 2011	September 30, 2011
Equity based compensation		$(9,286)	$(10,721)
Transition and integration costs		(5,651)	(2,661)
Total adjustment		$(14,937)	$(13,382)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the June 30, 2011 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding. For the September 30, 2011 period, adjustment recognizes the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Three Months Ended
	December 31, 2011
	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service providers	$78,127	$-	$78,127
CE manufacturers	80,389	-	80,389
Other	18,688	-	18,688
Total revenues	177,204	-	177,204
Costs and expenses:
Cost of revenues (2)	29,338	(1,803)	27,535
Research and development (3)	45,773	(10,750)	35,023
Selling, general and administrative (4)	44,729	(11,420)	33,309
Depreciation (5)	5,171	-	5,171
Amortization of intangible assets	27,513	(27,513)	-
Restructuring and asset impairment charges	1,969	(1,969)	-
Total costs and expenses	154,493	(53,455)	101,038
Operating income from continuing operations	22,711	53,455	76,166
Interest expense (6)	(13,002)	6,829	(6,173)
Interest income and other, net	898	-	898
Loss on interest rate swaps and caps, net (7)	(2,857)	2,857	-
Loss on debt redemption	(2,096)	2,096	-
Income from continuing operations before income taxes	5,654	65,237	70,891
Income tax expense (8)	11,453	(5,782)	5,671
(Loss) income from continuing operations, net of tax	$(5,799)	$71,019	$65,220
Diluted (loss) income per share from continuing operations	$(0.05)		$0.60
Shares used in computing diluted net earnings per share (9)	107,599	784	108,383

(1) GAAP Pro Forma financial information has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic and sale of Roxio Consumer Software business had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		December 31, 2011
Equity based compensation		$(1,331)
Transition and integration costs		(472)
Total adjustment		$(1,803)
(3) Adjustments to research and development consist of the following:
		December 31, 2011
Equity based compensation		$(6,536)
Transition and integration costs		(4,214)
Total adjustment		$(10,750)
(4) Adjustments to selling, general and administrative consist of the following:
		December 31, 2011
Equity based compensation		$(9,783)
Transition and integration costs		(1,637)
Total adjustment		$(11,420)

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) Since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.